PURCHASE AGREEMENT

Dated as of October 1, 2006

by and among

TEJAS INCORPORATED,

CAPITAL & TECHNOLOGY ADVISORS, INC.

and

THE PERSONS AND ENTITIES LISTED ON THE SIGNATURE PAGE HERETO

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Schedule 1	Employment Agreements
Schedule 2	Non-Compete Agreements
Schedule 3	Tejas Common Stock
Schedule 4	Company Common Stock
Schedule 5	Stock Options
Schedule 6	Company Pending or Contemplated Fee-Generating Matters, Arrangements, Proposals or Opportunities
Schedule 7	Board of Directors of Company

Exhibit A	Form of Termination and Release Agreement for Merger Agreement
Exhibit B	Form of Termination and Release Agreement Relating to Escrow Agreement
Exhibit C	Form of Termination and Release Agreement Relating to Registration Rights Agreement
Exhibit D	Form of Termination and Release Agreement Relating to Non-Compete Agreement
Exhibit E	Form of Termination and Release Agreement Relating to Employment and Confidentiality Agreement
Exhibit F	Form of Spousal Consent
Exhibit G	Form of Release Relating to Stock Options
Exhibit H	Form of Release for Stockholders Who Served as Officers and Directors of Tejas and the Company
Exhibit I	Form of Release for Tejas Affiliates Who Served as Officers and Directors of the Company
Exhibit J	Form of Employee Letter

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PURCHASE AGREEMENT (this “Agreement”) dated October  1, 2006, among Tejas Incorporated, a Delaware corporation (“Tejas”), Capital & Technology Advisors, Inc., a Delaware corporation (the “Company”) and the persons and entities listed on the signature page hereto (each, a “Stockholder” and, collectively, the “Stockholders”). All capitalized terms used and not otherwise defined herein shall have the same meaning as in the Merger Agreement (as defined below).

WHEREAS, Tejas, the Company, Tejas Acquisition Corp. (“Sub”), and the Stockholders entered into an agreement and plan of merger (the “Merger Agreement”) on July 1, 2005 pursuant to which Sub merged with and into the Company upon the terms and subject to the condition of the Merger Agreement;

WHEREAS, the Stockholders own the respective shares of common stock of Tejas (the “Tejas Shares”) set forth opposite such Stockholder’s name in the second column on Schedule 3;

WHEREAS, Tejas owns all of the outstanding shares of the common stock of the Company (the “Company Shares”);

WHEREAS, upon the terms and subject to the conditions set forth herein, the parties hereto desire that (i) the Stockholders sell and transfer the Tejas Shares to Tejas, and Tejas purchase the Tejas Shares from the Stockholders and (ii) Tejas sell and transfer the Company Shares to the Stockholders, and the Stockholders purchase the Company Shares from Tejas, and

WHEREAS, the Stockholders are selling and transferring the Tejas Shares to Tejas in consideration for the Company Shares and the releases from Tejas contemplated hereby.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

ARTICLE I

DEFINITIONS
Section 1.01  Definitions. For purposes of this Agreement:

“AAA” shall have the meaning set forth in Section 9.01 hereof.

“Abbruzzese” shall mean Jared E. Abbruzzese, Sr.

“Barr” shall mean Wayne Barr, Jr.

“Closing” shall have the meaning set forth in Section 2.03 hereof.

“Closing Date” shall have the meaning set forth in Section 2.03 hereof.

“Company” shall have the meaning set forth in the recitals.

“Company Indemnified Parties” shall have the meaning set forth in Section 8.03 hereof.

“Company Shares” shall have the meaning set forth in the recitals.

“Employment Agreements” means each of the employment and confidentiality agreements listed on Schedule 1.

“Escrow Agreement” means that certain Escrow Agreement, dated as of July 1, 2005, by and among Tejas, the Company, Niskayuna Development LLC (now known as Winchester Development LLC), Barr, and HSBC Bank USA, National Association, as escrow agent.

“Escrowed Property” means the 309,316 shares of Tejas common stock that was deposited by Niskayuna Development LLC (now known as Winchester Development LLC) and Barr in escrow pursuant to the Escrow Agreement plus any dividends or other distributions relating thereto and any proceeds from the sale of the such shares.

“Governmental Agency” means any federal, state, local, foreign or other governmental agency, instrumentality, commission, authority, board or body.

“Indemnified Party” shall have the meaning set forth in Section 8.04(a) hereof.

“Indemnifying Party” shall have the meaning set forth in Section 8.04(a) hereof.

“Knowledge of Tejas” means the actual knowledge of any of the following persons: the Chairman, the President and the General Counsel of Tejas.

“Knowledge of the Company” means the actual knowledge of any of the Stockholders.

“Loss” shall have the meaning set forth in Section 8.02(a) hereof.

“Merger Agreement” shall have the meaning set forth in the recitals.

“Non-Compete Agreements” means each of the non-compete agreements listed on Schedule 2.

“Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of July 1, 2005, by and among Tejas and the Stockholders.

“Stockholder” shall have the meaning set forth in the recitals.

“Sub” shall have the meaning set forth in the recitals.

“Subsidiary” of any person means another person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, fifty percent (50%) of more of the equity interests of which) which is owned directly or indirectly by such first person.

“Tejas” shall have the meaning set forth in the recitals.

“Tejas Common Stock” means the common stock of Tejas.

“Tejas Indemnified Parties” shall have the meaning set forth in Section 8.02(a) hereof.

“Tejas Intercompany Receivable” means the intercompany receivable that the Company owes Tejas existing on the Closing Date.

“Tejas Shares” shall have the meaning set forth in the recitals.

“Tejas Stock Options” means the stock options provided to the employees of the Company and which are set forth on Schedule 5 .

“Total Outstanding Company Shares” means the total number of shares of Company Common Stock outstanding on the Closing Date.

“Transactions” shall have the meaning set forth in Section 3.01(a) hereof.

“Transaction Agreements” shall mean the Agreement and the termination and release agreements required under Section 6.02.

Section 1.02  Other Definitional Provisions.

(a)  The words “hereof”, “herein”, “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

(b)  The meanings given to terms defined or incorporated by reference herein shall be equally applicable to both the singular and plural forms of such terms.

(c)  Any reference in this Agreement to any representation, warranty or covenant “deemed” to have been made is intended to encompass only representations, warranties or covenants that are expressly stated to be repeated on or as of the dates following the execution and delivery of this Agreement, and no such reference shall be interpreted as a reference to any implicit, inferred, tacit or otherwise unexpressed representation, warranty or covenant.

(d)  The words “include”, “includes” or “including” shall be interpreted as if followed, in each case, by the phrase “without limitation”.

(e)  The use of the masculine, feminine or neuter gender herein shall not limit any provision of this Agreement.

ARTICLE II

PURCHASE AND SALE

Section 2.01  Sale and Transfer of Tejas Shares. Upon the terms and subject to the conditions of this Agreement, at the Closing (as defined below), each of the Stockholders shall sell, convey, assign, transfer and deliver to Tejas, and Tejas shall purchase and acquire from the Stockholders, each of such Stockholder’s rights, title and interests in and to the Tejas Shares, free and clear of all Encumbrances; provided, however, that the parties hereto acknowledge that transfer of the Escrowed Property is subject to termination of the Escrow Agreement and that delivery of the certificates representing the Escrowed Property shall be made by the Escrow Agent pursuant to the terms of the Termination and Release Agreement Relating to Escrow Agreement attached hereto as Exhibit B.

Section 2.02  Sale and Transfer of Company Shares. Upon the terms and subject to the conditions of this Agreement, in consideration of the aforesaid sale, conveyance, assignment, transfer and delivery to Tejas of the Tejas Shares, Tejas shall sell, convey, assign, transfer and deliver to each of Stockholders, and each Stockholder shall accept and acquire from Tejas, all of Tejas’ rights, title and interests in and to the certain number of Company Shares as set forth opposite Stockholder’s name in the second column on Schedule 4.

Section 2.03  Closing. The closing of the transactions contemplated hereby (the “Closing”) shall be the date (referred to herein as the “Closing Date”) on which this Agreement is executed by all parties hereto.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF TEJAS

Tejas represents and warrants to the Stockholders as follows:

Section 3.01  Organization; Authority.

(a)  Power to Enter into the Agreement. Tejas is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Tejas has the power and authority to execute and deliver this Agreement and each other document to be executed and delivered by it under this Agreement, to perform its obligations under such documents, and to consummate the transactions contemplated by or pursuant to this Agreement and any ancillary documents (the “Transactions”).

(b)  Authorization of the Agreement. Tejas has, by requisite action, authorized the execution, delivery and performance of this Agreement and each other document to be executed and delivered by it under this Agreement, and the consummation of the Transactions to which it is a party in accordance with Applicable Law and the organizational documents.

Section 3.02  Execution of the Agreement. Tejas has duly executed and delivered this Agreement and each other document to be executed and delivered by it under this Agreement.

Section 3.03  Agreement Binds the Company. This Agreement and each other document to be delivered by Tejas under this Agreement constitutes the valid and legally binding obligation of Tejas, enforceable against it in accordance with its terms (subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law).

Section 3.04  No Conflicts. Tejas’ execution, delivery and performance of this Agreement, and of each other document to be executed and delivered by them under this Agreement, and the consummation of the Transactions, will not:

(a)  conflict with, or result in a breach of, a provision of Tejas’ organizational documents;

(b)  conflict with, or result in a breach of, a provision of a contract, agreement or undertaking to which the Tejas is a party, or by which it or any of its assets or properties is bound;

(c)  give rise to a right of termination, cancellation, amendment or acceleration of an obligation or loss of a benefit affecting, or result in the imposition of any Liens on, any of its assets; or

(d)  violate Applicable Law.

Section 3.05  Title of Company Shares. Tejas is the record and beneficial owner of the Company Shares, with good and marketable title thereto, free and clear of all Encumbrances and upon delivery at the Closing, the Stockholders will receive good and valid title to the Company Shares, free and clear of any and all Encumbrances.

Section 3.06  Brokers. No Broker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Tejas.

Section 3.07  Consents; Governmental Approvals. Tejas is not required to obtain any material order, consent, approval or authorization of, or to make any declaration or filing with, any Governmental Agency or any other person or entity in connection with its:

(a)  executing and delivering this Agreement and each other document to be executed and delivered by it under this Agreement;

(b)  performing its obligations under this Agreement and each other document to be executed and delivered by it under this Agreement; and

(c)  consummating the Transactions.

Section 3.08  SEC Filings; Financial Statements. To the Knowledge of Tejas:

(a)  Tejas has timely filed or otherwise transmitted all forms, reports, statements, certifications and other documents (including all exhibits, amendments and supplements thereto) required to be filed by it with the SEC since June 1, 2005 (all such forms, reports, statements, certificates and other documents filed by Tejas with the SEC, whether or not required to be filed, collectively, the "Tejas SEC Reports"). Each of Tejas’ SEC Reports, as amended, complied as to form in all material respects with the applicable requirements of the Securities Act, the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (the "Exchange Act"), each as in effect on the date so filed and with then applicable accounting standards. None of the Tejas SEC Reports, when filed as amended, contained any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)  Each of the consolidated financial statements of Tejas and its Subsidiaries (including the related notes and schedules) included in the Tejas SEC Reports comply as to form in all material respect with the published rules and regulations of the SEC applicable thereto and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto). Each of the consolidated balance sheets of the Tejas and its Subsidiaries included in the Tejas SEC Reports (including the related notes and schedules) fairly presents, in all material respects, the consolidated financial position of Tejas and its Subsidiaries at the respective dates thereof, and each of the related consolidated statements of operations, cash flows and changes in stockholders' equity included in the Tejas SEC Reports (including any related notes and schedules) fairly presents, in all material respects, the results of operations and cash flows of Tejas and its Subsidiaries for the periods indicated (subject, in the case of unaudited statements, to normal period-end adjustments).

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder hereby severally represents, warrants, and agrees that:

Section 4.01  Organization; Authority.

(a)  Power to Enter into the Agreement. Each Stockholder has the power and authority, and with respect to individuals, the competency, to execute and deliver this Agreement and each other document to be executed and delivered by it under this Agreement, to perform its obligations under such documents, and to consummate the Transactions contemplated by or pursuant to this Agreement.

(b)  Authorization of the Agreement. Each Stockholder has, by requisite action, authorized the execution, delivery and performance of this Agreement and each other document to be executed and delivered by it under this Agreement, and the consummation of the Transactions to which it is a party in accordance with Applicable Law.

(c)  Execution of the Agreement. Each Stockholder has duly executed and delivered this Agreement and each other document to be executed and delivered by it under this Agreement.

Section 4.02  Agreement Binds the Stockholders. This Agreement and each other document to be executed and delivered by each Stockholder under this Agreement constitutes the valid and legally binding obligation of the Stockholder, enforceable against it in accordance with its terms (subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law).

Section 4.03  No Conflicts. Each Stockholder’s execution, delivery and performance of this Agreement, and of each other document to be executed and delivered by it under this Agreement, and the consummation of the Transactions, will not:

(a)  conflict with, or result in a breach of, a provision of a contract, agreement or undertaking to which the Stockholder is a party, or by which it or any of its assets or properties is bound;

(b)  give rise to a right of termination, cancellation, amendment or acceleration of an obligation or loss of a benefit affecting, or result in the imposition of any Liens on, any of its assets; or

(c)  violate Applicable Law.

Section 4.04  Title to Tejas Stock. Each Stockholder is the record and beneficial owner of the Tejas Stock being conveyed, with good and marketable title thereto, free and clear of all Encumbrances (provided, however, that Encumbrances relating to the Merger Agreement, Escrow Agreement and Registration Rights Agreement shall be terminated only upon termination of each such agreement pursuant to the termination agreements attached hereto as Exhibits A, B and C hereof) and upon delivery at the Closing, Tejas will receive good and valid title to the Tejas Shares, free and clear of any and all Encumbrances.

Section 4.05  Consents; Governmental Approvals. No Stockholder is required to obtain any order, consent, approval or authorization of, or to make any declaration or filing with, any Governmental Agency or any other person or entity in connection with:

(a)  executing and delivering this Agreement and each other document to be executed and delivered by them under this Agreement; and

(b)  performing any of their obligations under this Agreement and each other document to be executed and delivered by them under this Agreement.

Section 4.06  Investment Representations.

(a)  Each Stockholder is an Accredited Investor.

(b)  Each Stockholder, by reason of his or her business and financial experience has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that he/she is capable of (i) evaluating the merits and risks of an investment in the Company Common Stock and making an informed investment decision, (ii) protecting his or her own interest and (iii) bearing the economic risk of such investment. No Stockholder has retained a purchaser’s representative with respect to the investment in Company Common Stock.

(c)  Each Stockholder is acquiring Company Common Stock for investment for the Stockholder’s own account, not as a nominee or agent and not with the view to, or any intention of, a resale or distribution thereof, in whole or in part.

Section 4.07  Brokers. No Broker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of any Stockholder.

ARTICLE V

REPRESENTATION AND WARRANTY OF THE COMPANY

The Company hereby represents and warrants and agrees that:

Section 5.01  No Arrangements Pending or Subject to Binding Term Sheet. Except as set forth in Schedule 6 and except for arrangements that are set forth on the books and records of the Company, to the Knowledge of the Company, there are no fee-generating arrangements that are currently pending or the subject of binding term sheets that would or should inure to the benefit of the Company.

ARTICLE VI

COVENANTS OF THE PARTIES

Section 6.01  Commercially Reasonable Efforts. Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Transactions contemplated by this Agreement, including (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this agreement or the consummation of the Transactions contemplated by this Agreement, and (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement.

Section 6.02  Termination of the Agreements. Each of the parties agree that at or prior to the Closing Date, the Merger Agreement, the Escrow Agreement, the Registration Rights Agreement, the Non-Compete Agreements, and the Employment Agreements will be terminated and that a termination and release agreement with respect to each of such agreements will be executed, substantially in the forms attached hereto as Exhibit A (Merger Agreement), Exhibit B (Escrow Agreement), Exhibit C (Registration Rights Agreement), Exhibit D (Non-Compete Agreement) and Exhibit E (Employment Agreement).

Section 6.03  Stockholder Spousal Consent. Any Stockholder whose interest in the Tejas Common Stock may be subject to community or marital property on the Closing Date agrees to obtain and deliver to Tejas an executed consent of spouse substantially in the form of Exhibit F hereto, in each case effective at or before the Closing Date.

Section 6.04  Stock Options. The Stockholders agree that Tejas will cancel the Tejas Stock Options effective as of the Closing Date and Abbruzzese and Barr shall use their good faith reasonable efforts to cause each employee whose Stock Options have been cancelled by Tejas to execute a release substantially in the form of Exhibit G hereto, in each case effective at or before the Closing Date.

Section 6.05  Resignation of the Company Board of Directors. Tejas agrees to cause the Company to obtain written letters of resignation from each of the current members of the Company Board of Directors, in each case effective immediately upon the Closing Date, and the successor directors listed in Schedule 7 hereof shall be elected to the Company’s Board of Directors on the Closing Date.

Section 6.06  Termination of Tejas Intercompany Receivable. Tejas agrees to cancel the Tejas Intercompany Receivable on or before the Closing Date.

Section 6.07  Directors and Officer and Insurance Continuation. Tejas shall use all commercially reasonable efforts to maintain directors and officers liability insurance in amounts and on terms at least as favorable as are provided to the continuing members of the Board of Directors and officers of Tejas for the benefit of each of the Stockholders who is currently covered by such insurance.

Section 6.08  Release of Stockholders and Tejas Affiliates. Each of the Stockholders, the Company and Tejas agree to execute a release relating to such Stockholder’s service as an officer or director of Tejas or the Company, such release to be substantially in the form attached hereto as Exhibit H and in each case effective at or before the Closing Date. The Company and each Tejas affiliate that served as an officer or director of the Company agree to execute a release relating to such Tejas affiliate’s service as an officer or director of the Company, substantially in the form of Exhibit I hereto and in each case effective at or before the Closing Date.

Section 6.09  COBRA Coverage. Tejas shall provide each employee of the Company who elects COBRA the opportunity to purchase up to 18 months of coverage commencing on the date of this Agreement.

Section 6.10  Further Assurances. Each of Tejas and the Company shall cooperate with one another to effect, and use all reasonable efforts to ensure, a smooth transition, including but not limited to transitions relating to personnel and employment matters, financial books and records and reporting requirements, and regulatory matters.

Section 6.11  Tax Reporting. For U.S. federal, state and local income tax purposes, each of Tejas and each Stockholder acknowledges and agrees that it or he shall (i) report the distribution of Company Shares as a taxable distribution from Tejas in redemption of each Stockholder’s Tejas Shares and the termination of the agreements set forth in Section 7.01(a) of this Agreement, and (ii) treat the Company Shares received in the transaction as having a fair market value equal to the fair market value of such Stockholder's Tejas Shares (determined pursuant to the valuation described in Section 7.03(g) of this Agreement).

ARTICLE VII

CONDITIONS PRECEDENT

Section 7.01  Conditions to Obligations of Tejas and Stockholders. The obligations of Tejas and of the Stockholders to effect the Transactions on the Closing Date are subject to the satisfaction of the following conditions precedent on or before the Closing Date:

(a)  Termination of Agreements. The Merger Agreement, the Escrow Agreement, the Registration Rights Agreement, the Non-Compete Agreements, and the Employment Agreements shall have been terminated and a termination and release agreement with respect to each of such agreements shall have been executed, substantially in the forms attached hereto as Exhibit A (Merger Agreement), Exhibit B (Escrow Agreement), Exhibit C (Registration Rights Agreement), Exhibit D (Non-Compete Agreement), Exhibit E (Employment Agreement).

(b)  Termination of Stock Options. The Tejas Stock Options shall have been cancelled, and each employee whose stock options has been cancelled (with the exception of Tim deCamp) shall have executed a release substantially in the form of Exhibit B hereto, in each case effective at or before the Closing Date.

(c)  Employee Letters. Each employee of the Company shall have executed a letter substantially in the form of Exhibit J hereto, in each case effective at or before the Closing Date.

Section 7.02  Conditions to Obligations of Tejas. The obligation of Tejas to effect the Transactions on the Closing Date is further subject to the satisfaction of the following conditions precedent on or before the Closing Date:

(a)  Delivery of Tejas Shares. Each of the Stockholders shall have delivered, or directed the Escrow Agent under the Escrow Agreement to deliver, to Tejas the certificates representing each Stockholder’s ownership of the Tejas Shares, free and clear of all Encumbrances, duly endorsed in blank for transfer or accompanied by a stock power duly executed in blank.

(b)  Representations and Warranties. The representations and warranties of the Stockholders contained in this Agreement shall be true and correct when made and shall be true and correct as of the Closing Date, as if made as of the Closing Date (except for those representations and warranties that address matters as of a particular date, which need be true only as of such date).

(c)  Agreements and Covenants. Each Stockholder shall have performed and complied with all covenants. agreements and conditions required by this Agreement to be performed or complied with by such parties prior to or on the Closing Date.

(d)  Consents and Approvals. All consents, waivers, notices, authorizations and approvals shall have been duly obtained in form and substance reasonably satisfactory to Tejas and shall be in full force and effect on the Closing Date.

(e)  Stockholder Spousal Consent. Any Stockholder whose interest in the Tejas Common Stock may be subject to community or marital property on the Closing Date shall have obtained and delivered to Tejas an executed consent of spouse in the form of Exhibit A hereto.

(f)  Key Man Insurance. Tejas shall have cancelled the key man life insurance policies for the benefit of Tejas covering Abbruzzese and Barr in an amount equivalent to forty five million dollars ($45 million) and five million dollars ($5 million), respectively.

Section 7.03  Conditions to Obligations of the Stockholders. The obligation of the Stockholders to effect the Transactions on the Closing Date is further subject to the conditions precedent, which may be waived by the Purchaser, that the conditions set forth below shall have been satisfied on or before the Closing Date:

(a)  Delivery of Company Shares. Tejas shall have delivered to the Stockholders the certificates representing the Company Shares, free and clear of all Encumbrances, duly endorsed in blank for transfer or accompanied by a stock power duly executed in blank.

(b)  Representations and Warranties. The representations and warranties of Tejas contained in this Agreement shall be true and correct when made and shall be true and correct as of the Closing Date, as if made as of the Closing Date (except for those representations and warranties that address matters as of a particular date, which need be true only as of such date).

(c)  Agreements and Covenants. Tejas shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by such parties prior to or on the Closing Date.

(d)  Consents and Approvals. All consents, waivers, notices, authorizations and approvals shall have been duly obtained in form and substance reasonably satisfactory to the Stockholders and shall be in full force and effect on the Closing Date.

(e)  Company Board of Directors. The Stockholders shall have received written letters of resignation from each of the current members of the Company Board of Directors, in each case effective immediately upon the Closing Date. The board of directors of the Company shall be constituted as specified in Section 5.10 hereof.

(f)  Termination of Tejas Intercompany Receivable. Tejas shall have cancelled the Tejas Intercompany Receivable.

(g)  Valuation. Tejas shall have received a valuation of the Tejas Shares from Sandler O’Neill & Partners, L.P., an independent appraisal firm, and shall have been authorized to, and shall have, delivered a copy of such report to each of the Stockholders.

ARTICLE VIII

 INDEMNIFICATION

Section 8.01  Survival of Representations and Warranties. All representations and warranties of the parties contained in this Agreement or any other Transaction Agreement shall survive the Closing.

Section 8.02  Indemnification of Tejas.

(a)  After the Closing, the Company shall indemnify, defend and hold harmless Tejas and its affiliates and its and their respective officers, directors, employees, and agents (the “Tejas Indemnified Parties”) from any and all losses, costs, expenses (including, without limitation, reasonable attorneys’ and independent accountants’ fees and disbursements), liabilities, damages (excluding incidental, consequential or punitive damages), fines, penalties, charges, assessments, judgments, settlements, claims, causes of action and other obligations of any nature whatsoever (individually, a “Loss” and collectively, “Losses”) that the Tejas Indemnified Parties suffer related to, arising out of, or in connection with (i) Tejas’ ownership of the Company Shares during the period from July 1, 2005 to the date of this Agreement, other than for Losses arising from (x) matters relating to the financial, accounting and payroll books and records of the Company, the maintenance of such books and records and any claims arising from misstatements or omissions relating thereto, unless such Losses arise from facts underlying the information contained in such books and records or from information provided by the Company or its officers or employees (including officers and employees which are Stockholders but excluding officers or employees who are Tejas Indemnified Parties) to Tejas or its representatives and included in such books and records, in which case for avoidance of doubt, such Losses shall be indemnified under this clause (x), (y) any regulatory matters arising out of or relating to the Company’s affiliation with a regulated broker-dealer, unless such Losses arise from an act or omission of the Company itself or any of its officers or employees (including officers or employees who are Stockholders but excluding officers or employees who are Tejas Indemnified Parties) or the Stockholders, in which case for avoidance of doubt, such Losses shall be indemnified under this clause (y), and (ii) the fact that such Tejas Indemnified Party, or a person of whom such Tejas Indemnified Party is the legal representative, is or was a director or officer of the Company; provided that such indemnification shall be provided only as and to the extent that such person would have been entitled to indemnification under the certificate of incorporation and by-laws of the Company in effect on the date hereof and (z) any breach of the representation and warranty of the Company contained in Section 5.01.

(b)  After the Closing, each Stockholder shall, severally and not jointly, indemnify, defend and hold harmless the Tejas Indemnified Parties from any and all Losses that the Tejas Indemnified Parties suffer related to, arising out of, or in connection with any breach of any representation, warranty or covenant of such Stockholder contained herein.

Section 8.03  Indemnification of the Company and the Stockholders. After the Closing, Tejas shall indemnify, defend and hold harmless the Company and each of the Stockholders, the Company’s officers, directors, employees, and agents and each of the Company’s and the Stockholder’s respective affiliates (the “Company Indemnified Parties”) from any and Losses that the Company Indemnified Parties suffer related to, arising out of, or in connection with (i) the Company’s ownership by, and affiliation with, Tejas during the period from July 1, 2005 to the date of this Agreement, unless such Losses arise from an act or omission of the Company itself or any of its officers or employees (including officers or employees who are Stockholders but excluding officers or employees who are Tejas Indemnified Parties) or the Stockholders, in which case for avoidance of doubt, such Losses shall not be indemnified under this clause (i), (ii) the fact that such Company Indemnified Party is or was a director or officer of Tejas; provided that such indemnification shall be provided only as and to the extent that such person would have been entitled to indemnification under the certificate of incorporation and by-laws of Tejas in effect on the date hereof, and (iii) any breach of any representation, warranty or covenant of Tejas contained herein.

Section 8.04  Procedures for Indemnification.

(a)  Promptly after receipt by a Tejas Indemnified Party or a Company Indemnified Party (such party, the “Indemnified Party”) of written notice of the assertion or the commencement of any proceeding by a third-party with respect to any matter referred to in Sections 8.02 (other than excepted matters) or 8.03, as applicable, the Indemnified Party shall give written notice thereof to the party(ies) responsible for indemnification pursuant to Sections 8.02 or 8.03 hereof (the “Indemnifying Party”), and thereafter shall keep the Indemnifying Party reasonably informed with respect thereto; provided, however, that failure of the Indemnified Party to give the Indemnifying Party notice as provided herein shall not relieve the Indemnifying Party of their obligations hereunder, except to the extent that the Indemnifying Party are prejudiced thereby. A claim for indemnification for any matter not involving a third-party proceeding may be asserted by notice to the Indemnifying Party and shall be paid promptly after such notice.

(b)  If the facts pertaining to a Loss arise out of the claim of any third party, or if there is any claim against a third party available by virtue of the circumstances of the Loss, the Indemnifying Party may assume the defense or the prosecution thereof by prompt written notice to the Indemnified Party, including the employment of counsel or accountants, at its sole cost and expense. In connection therewith, the Indemnifying Party shall acknowledge that such claim is the proper subject of indemnification under Section 8.02 or 8.02, as applicable. The Indemnified Party shall have the right to employ counsel separate from counsel employed by the Indemnifying Party in any such action and to participate therein, but the fees and expense of such counsel employed by the Indemnified Party shall be at its sole cost and expense. Neither the Indemnifying Party nor the Indemnified Party shall be liable for any settlement of any such claim effected without their respective prior written consent, which shall not be unreasonably withheld; provided that if the Indemnifying Party does not assume the defense or prosecution of a claim as provided above without thirty (30) days after notice thereof from the Indemnified Party, the Indemnified Party may settle such claim without the Indemnifying Party’s consent. Whether or not the Indemnifying Party chooses to so defend or prosecute such claim, all the parties hereto shall cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, and attend such conferences, discovery proceedings, hearings, trails and appeals, as may be reasonably requested in connection therewith.

Section 8.05  Sole Remedy. After the Closing, (x) the rights and remedies set forth in this Article VII shall constitute the sole and exclusive rights and remedies of the Indemnified Parties hereto following the Closing with respect to any breach of a representation and warranty under this Agreement or any of the Losses enumerated in Section 8.02 or 8.03, as applicable, except for Losses attributable to fraud or intentional malfeasance, in which case the aggrieved party shall have recourse to all remedies at law or in equity.

Section 8.06  Continuation of the Company. The Stockholders agree to maintain the Company’s existence and not to liquidate or dissolve the Company through the third anniversary of the Closing (the “Term”). During the Term, the Company shall: (i) continue to own those assets that it owns as of the Closing, which assets shall include, without limitation, fees received or to be received in the form of third party equity, receivables and work in process under contracts to which the Company is a party that were executed on or before the Closing (the “Contracts”), any contractual benefits (including rights to indemnification) under the Contracts, and any revenues earned after the Closing relating to the Contracts, subject to payment of ordinary course liabilities set forth in clause (ii) below; (ii) not incur any liabilities, other than ordinary course liabilities relating to performance of the Contracts such as personnel costs and prorated overhead costs; and (iii) not make any distributions to any Stockholders or their affiliates.

ARTICLE IX

GENERAL PROVISIONS

Section 9.01  Dispute Resolution. Resolution of any dispute arising from or in connection with this Agreement, including but not limited to any disputes relating to indemnification pursuant to Article VII, shall be exclusively governed by and settled in accordance with the provisions of this Section 9.01. The parties shall make a good faith attempt to resolve any dispute arising out of or relating to this Agreement through informal negotiation between appropriate representatives of the Stockholders, the Company and Tejas. If at any time either party contends that such negotiations are not leading to a resolution of the dispute, such party may request a meeting of the senior executives from each party. Within ten (10) business days after such notice of a dispute is given, each party shall select appropriate senior executives of each party who shall have the authority to resolve the matter and shall meet to attempt in good faith to negotiate a resolution of the dispute prior to pursuing other available remedies. Discussions and correspondence among the senior executives for purposes of these negotiations shall be treated as confidential information and may not be disclosed without the prior written consent of both parties. In the event that any dispute arising out of or related to this Agreement is not settled by the parties within thirty (30) days after the first meeting of the negotiating senior executives, the dispute will be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") then in effect, and judgment upon the award rendered by the arbitrator may be entered in any court of competent jurisdiction. Any such arbitration shall be conducted in New York City. Unless otherwise agreed, the arbitration will be presided over by a panel of three arbitrators with one selected by Tejas and one by the Company and the third selected by the arbitrators selected by the parties. The arbitrators shall control the scheduling so as to process the matter expeditiously. The arbitrators may not make any ruling, finding or award that does not conform to the terms and conditions of this Agreement. Either party, before or during any arbitration, may apply to a court of competent jurisdiction for a temporary restraining order or preliminary injunction where such relief is necessary to protect its interests pending completion of the arbitration proceedings. Neither party nor the arbitrators may disclose the evidence or result of any arbitration hereunder without the prior written consent of both parties. Before arbitration or any other form of legal or equitable proceeding, the aggrieved party shall give the other party written notice describing the dispute and amount as to which it intends to initiate action and the prior effort it has made to resolve such dispute. The parties agree that this Agreement involves interstate commerce and, notwithstanding any choice of law provisions in this Agreement, any arbitration hereunder shall be governed by the Federal Arbitration Act (or any successor thereto). Fees and expenses shall be allocated in accordance with the arbitrator's determination based on equitable considerations. In no event shall either party be liable to the other party for any punitive damages.

Section 9.02  Expenses. Each of the parties shall bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the Transactions contemplated hereby.

Section 9.03  No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the parties and their respective successors and permitted assigns.

Section 9.04  Entire Agreement. This Agreement, including the Exhibits attached hereto, constitute the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

Section 9.05  Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of Tejas and the Company.

Section 9.06  Counterparts and Facsimile Signatures. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The counterparts of this Agreement may be executed and delivered by facsimile signature by any of the parties to any other party and the receiving party may rely on the receipt of such document so executed and delivered by facsimile as if the original had been received.

Section 9.07  Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 9.08  Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery services or by facsimile); provided that if delivered on a date that is not a Business Day or after 5:00 p.m. on a Business Day (in each case at the place of delivery), such notice, request, demand, claim or other communication shall be deemed delivered on the next succeeding Business Day; provided, further that such notice, request, demand, claim or other communication is delivered to the applicable party at the party’s address or facsimile number as set forth below,

(a)
If to Tejas or the Company prior to the Closing Date, addressed to it at:

Tejas Incorporated
8226 Bee Caves Road
Austin, TX 78746
Attention: Kurt J. Rechner
Fax: 512-347-9074

With a copy to:

Cadwalader, Wickersham & Taft LLP
One World Financial Center
New York, NY 10281
Fax: 212-504-6666
Attention: Dennis J. Block, Esq.

(b)	If to the Stockholders, addressed to it at: Capital & Technology Advisors, Inc. 18 Corporate Woods Boulevard, 3rd Floor Albany, NY 12211 Attention: Wayne Barr, Jr. Fax: (518) 462-3045

With a copy to: Day, Berry & Howard LLP One International Place Boston, MA 02110 Attention: Sabino Rodriguez III, Esq. Andrea M. Teichman, Esq. Fax: (617) 345-4745

Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

Section 9.09  Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby consents to the exclusive jurisdiction of any New York state or United States Federal court sitting in the City of New York with respect to all disputes between the parties.

Section 9.10  Amendments and Waivers. This Agreement may be amended by the parties. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the parties. No waiver by any party of any provision of this Agreement or any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be valid unless the same shall be in writing and signed by the party making such waiver, nor shall such waiver be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

Section 9.11  Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

Section 9.12  Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. The words “including”, “include” or “includes” shall mean “including without limitation.” The parties intend that each representation, warranty and covenant contained herein shall have independent significance. Any reference in this Agreement to a statute shall be to such statute, as amended from time to time, and to the rules and regulations promulgated thereunder.

Section 9.13  Specific Performance. The parties hereto agree that if, on or prior to the Closing Date, any of the provisions of this Agreement or any other document contemplated by this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and, therefore, prior to the Closing Date, the parties shall be entitled to specific performance of the terms hereof and thereof, in addition to any other remedy at law or in equity.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

TEJAS INCORPORATED

By:	/s/ Kurt J. Rechner
Name: Kurt J. Rechner
Title: Authorized Signatory

CAPITAL & TECHNOLOGY ADVISORS, INC.

By:	/s/ Wayne Barr, Jr.
Name: Wayne Barr, Jr.
Title: Authorized Signatory

STOCKHOLDERS: WINCHESTER DEVELOPMENT LLC

By:	/s/ Jared E. Abbruzzese, Sr.
Name: Jared E. Abbruzzese, Sr.
Title: Authorized Signatory

WAYNE BARR, JR.

/s/ Wayne Barr, Jr.

SHAWN O’DONNELL

/s/ Shawn O'Donnell

Purchase Agreement

PATRICK DOYLE

/s/ Patrick Doyle

JOHN P. BADE

/s/ John P. Bade

Purchase Agreement

SCHEDULE 1

EMPLOYMENT AGREEMENTS

1.	Employment and Confidentiality Agreement, dated July [ ],2005, among Tejas, the Company and Wayne Barr, Jr.

2.	Employment and Confidentiality Agreement, dated July [ ],2005, among Tejas, the Company and Shawn O’Donnell.

Sch. 1-1

SCHEDULE 2

NON-COMPETE AGREEMENTS

1.	Non-Compete Agreement, dated as of July 1, 2005, by and between Tejas and Wayne Barr, Jr..

2.	Non-Compete Agreement, dated as of July 1, 2005, by and between Tejas and Jared E. Abbruzzese, Sr.

Sch. 2-1

SCHEDULE 3

TEJAS COMMON STOCK

Shareholder	Number of Shares of Tejas Common Stock
Winchester Development LLC (fka Niskayuna Development LLC)*	2,366,026
Wayne Barr, Jr.	417,814
Shawn O’Donnell	24,947
Patrick Doyle	19,896
John P. Bade	19,896
HSBC Bank USA, National Association	309,316

* Now known as Winchester Development LLC

Sch. 3-1

SCHEDULE 4

COMPANY COMMON STOCK

Shareholder	Number of Shares of Company Common Stock
Winchester Development LLC (fka Niskayuna Development LLC)*	249.751251
Wayne Barr, Jr.	44.07375
Shawn O’Donnell	2.375001
Patrick Doyle	1.89999
John P. Bade	1.89999

* Now known as Winchester Development LLC

Sch. 4-1

SCHEDULE 5

STOCK OPTIONS

Name	Number	Type	Grant Date	Exercise Price	Expiration	Employee	In Plan	Vested	Ex Price	Value	Granted	Ex Price	Value
Shawn O’Donnell	44,000	ISO	12/14/05	$6.75	12/14/2010	44,000	44,000	14,666	6.75	98,996	44,000	6.75	297,000
Shawn O’Donnell	6,000	NSO	12/14/05	$6.75	12/14/2010	6,000	6,000	2,000	6.75	13,500	6,000	6.75	40,500
Pat Doyle	40,000	NSO	12/14/05	$6.75	12/14/2010	-	40,000	13,333	6.75	89,998	40,000	6.75	270,000
Pete Bade	40,000	NSO	12/14/05	$6.75	12/14/2010	-	40,000	13,333	6.75	89,998	40,000	6.75	270,000
Lauren Brockman	15,000	NSO	12/14/05	$6.75	12/14/2010	-	15,000	5,000	6.75	33,750	15,000	6.75	101,250
Matt Muckelbauer	15,000	NSO	12/14/05	$6.75	12/14/2010	-	15,000	5,000	6.75	33,750	15,000	6.75	101,250
Eduardo Sanchez	15,000	ISO	12/14/05	$6.75	12/14/2010	15,000	15,000	5,000	6.75	33,750	15,000	6.75	101,250
Tim deCamp	15,000	NSO	12/14/05	$6.75	12/14/2010	-	15,000	5,000	6.75	33,750	15,000	6.75	101,250
Nelson Oliveira	5,000	ISO	12/14/05	$6.75	12/14/2010	5,000	5,000	1,666	6.75	11,246	5,000	6.75	33,750

Sch. 5-1

SCHEDULE 6

COMPANY ARRANGEMENTS THAT ARE PENDING OR SUBJECT TO BINDING TERM SHEETS

1.	Term sheet dated May 24, 2006 by and between Advanced Services, Inc. and Winchester Aviation Development LLC.

2.
While not a Company arrangement, the Stockholders are in the process of evaluating potential strategic opportunities with companies and/or businesses involved in the CLEC, ILEC, CAP, satellite, wireless, tower and related infrastructure industries (collectively, “Telecom Businesses”) and will continue to do so following the Closing. These evaluations include review of opportunities related to the acquisition of, investment in, management of and/or consulting to, one or more companies or businesses involved in Telecom Businesses. The Stockholders have had discussions with financing sources related to the foregoing and contacted business brokers representing possible targets in the Telecom Businesses.

Sch. 6-1

SCHEDULE 7

BOARD OF DIRECTORS OF COMPANY
None.

Sch. 7-1

EXHIBIT A

FORM OF TERMINATION AND RELEASE AGREEMENT RELATING TO MERGER AGREEMENT

THIS TERMINATION AND RELEASE AGREEMENT (this "Agreement") is made and executed this 1st day of October, 2006 among Tejas Incorporated, a Delaware corporation, Capital & Technology Advisors, Inc., a Delaware corporation, and the persons and entities listed on the signature page hereto (each a “Party” and, collectively, the “Parties”).

W I T NE S S E T H:

WHEREAS, the Parties executed an Agreement and Plan of Merger, dated July 1, 2005 (the "Merger Agreement") a copy of which is attached hereto as Exhibit A; and

WHEREAS, the terms and provisions of the Merger Agreement notwithstanding, the Parties desire to terminate the Merger Agreement in its entirety.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.     Termination of the Agreement. Effective as of the date hereof, the Merger Agreement shall be terminated in its entirety and shall be of no further force or effect.

2.     Mutual and General Release. The Parties, for themselves and their respective successors, predecessors, assignees, affiliates, subsidiaries, officers, directors, partners, employees, attorneys, consultants, representatives, agents and entities they control (collectively, their “Respective Entities”), hereby mutually and generally release and discharge each other and each other’s Respective Entities from any and all suits, debts, charges, obligations, liabilities, causes of action and claims, whether at law or in equity, of any kind or nature whatsoever, known or unknown, which the Parties and their Respective Entities ever had, now have or hereafter can, shall or may have against the other, for, upon, or by reason of any matter, cause or thing arising, accruing or relating to the Merger Agreement (collectively, the “Released Matters”). This is intended to be the broadest mutual and general release possible to give under law.

3.     Covenant Not to Sue. The Parties hereto represent and warrant that they will not hereafter institute or pursue, or permit to be filed by any other person or entity on their behalf, any claim, charge or action before any legislative or judicial body against any Party to this Agreement or against any person bound by this Agreement on account of any Released Matter that occurred or failed to occur up to and including the date of this Agreement. The Parties hereto represent and warrant that they have not assigned any rights or claims under the Merger Agreement.

4.     No Admissions. By entering into this Agreement, including the release and covenant not to sue, none of the Parties admits to any wrongdoing or liability of any kind or character.

5.     Counsel. Each Party acknowledges that the Party has carefully reviewed and understands the terms of this Agreement and in connection herewith has had sufficient and adequate opportunity to consult with legal counsel.

6.     Entire Agreement. This Agreement constitutes the entire agreement and understanding of the Parties, and supersedes all prior oral and written agreements or understandings between the Parties, regarding the subject matter hereof. The provisions of this Agreement are severable, and if any part of it is found to be unenforceable, the other paragraphs shall remain fully valid and enforceable.

7.     Governing Law. This Agreement shall be construed by and enforced in accordance with the internal laws of the State of New York without giving effect to the choice of law rules thereof.

8.     Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all Parties, notwithstanding that all Parties are not signatories to the same counterpart.

IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the Parties as of the day first above written.

CAPITAL & TECHNOLOGY ADVISORS, INC.:

By:
Name:
Title:	Authorized Signatory

TEJAS INCORPORATED:

By:
Name:
Title:	Authorized Signatory

STOCKHOLDERS:

WINCHESTER DEVELOPMENT LLC

By:
Name:	Jared E.Abbruzzese, Sr.
Title:	Authorized Signatory

WAYNE BARR, JR.

SHAWN O’DONNELL

PATRICK DOYLE

JOHN P. BADE

EXHIBIT B

FORM OF TERMINATION AND RELEASE AGREEMENT RELATING TO ESCROW AGREEMENT

THIS TERMINATION AND RELEASE AGREEMENT (this "Agreement") is made and executed this 1st day of October, 2006 among Tejas Incorporated, a Delaware corporation, Capital & Technology Advisors Inc., a Delaware corporation, the persons and entities listed on the signature page hereto, and HSBC Bank USA, National Association, as escrow agent (each a “Party” and, collectively, the “Parties”).

W I T NE S S E T H:

WHEREAS, the Parties executed an Escrow Agreement, dated July 1, 2005, a copy of which is attached hereto as Exhibit A; and

WHEREAS, the terms and provisions of the Escrow Agreement notwithstanding, the Parties desire to terminate the Escrow Agreement in its entirety.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.     Termination of the Agreement. Effective as of the date hereof, the Escrow Agreement shall be terminated in its entirety and shall be of no further force or effect.

2.     Delivery of the Shares. Tejas Incorporated, Niskayuna Development LLC (now known as Winchester Development LLC) and Wayne Barr, Jr. hereby direct the Escrow Agent to deliver the Escrowed Property (as defined in the Escrow Agreement) to Tejas Incorporated at the Closing pursuant to Section 2.01 of the Purchase Agreement of even date herewith among Tejas Incorporated, Capital & Technology Advisors, Inc. and the persons listed on the signature page thereto.

3.     Mutual and General Release. The Parties, for themselves and their respective successors, predecessors, assignees, affiliates, subsidiaries, officers, directors, partners, employees, attorneys, consultants, representatives, agents and entities they control (collectively, their “Respective Entities”), hereby mutually and generally release and discharge each other and each other’s Respective Entities from any and all suits, debts, charges, obligations, liabilities, causes of action and claims, whether at law or in equity, of any kind or nature whatsoever, known or unknown, which the Parties and their Respective Entities ever had, now have or hereafter can, shall or may have against the other, for, upon, or by reason of any matter, cause or thing arising, accruing or relating to the Escrow Agreement (collectively, the “Released Matters”). This is intended to be the broadest mutual and general release possible to give under law.

4.     Covenant Not to Sue. The Parties hereto represent and warrant that they will not hereafter institute or pursue, or permit to be filed by any other person or entity on their behalf, any claim, charge or action before any legislative or judicial body against any Party to this Agreement or against any person bound by this Agreement on account of any Released Matter that occurred or failed to occur up to and including the date of this Agreement. The Parties hereto represent and warrant that they have not assigned any rights or claims under the Escrow Agreement.

5.     No Admissions. By entering into this Agreement, including the release and covenant not to sue, none of the Parties admits to any wrongdoing or liability of any kind or character.

6.     Fees. The Escrow Agent hereby confirms that there are no fees due and owing to it by the other Parties hereto.

7.     Counsel. Each Party acknowledges that the Party has carefully reviewed and understands the terms of this Agreement and in connection herewith has had sufficient and adequate opportunity to consult with legal counsel.

8.     Entire Agreement. This Agreement constitutes the entire agreement and understanding of the Parties, and supersedes all prior oral and written agreements or understandings between the Parties, regarding the subject matter hereof. The provisions of this Agreement are severable, and if any part of it is found to be unenforceable, the other paragraphs shall remain fully valid and enforceable.

9.     Governing Law. This Agreement shall be construed by and enforced in accordance with the internal laws of the State of New York without giving effect to the choice of law rules thereof.

10.   Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all Parties, notwithstanding that all Parties are not signatories to the same counterpart.

IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the Parties as of the day first above written.

TEJAS INCORPORATED

By:
Name:	Kurt J. Rechner
Title:	Authorized Signatory

CAPITAL & TECHNOLOGY ADVISORS, INC.

By:
Name:	Wayne Barr, Jr.
Title:	Authorized Signatory

WINCHESTER DEVELOPMENT LLC

By:
Name:	Jared E.Abbruzzese, Sr.
Title:	Authorized Signatory

WAYNE BARR, JR.

HSBC BANK USA, NATIONAL ASSOCIATION

By:
Name:
Title:	Authorized Signatory

EXHIBIT C

FORM OF TERMINATION AND RELEASE AGREEMENT RELATING TO REGISTRATION RIGHTS AGREEMENT

THIS TERMINATION AND RELEASE AGREEMENT (this "Agreement") is made and executed this 1st day of October, 2006 among Tejas Incorporated, a Delaware corporation, and the persons listed on the signature pages hereof (each a “Party” and, collectively, the “Parties”).

W I T NE S S E T H:

WHEREAS, the Parties executed a Registration Rights Agreement, dated July 1, 2005 (the "Rights Agreement"), a copy of which is attached hereto as Exhibit A; and

WHEREAS, the terms and provisions of the Rights Agreement notwithstanding, the Parties desire to terminate the Rights Agreement in its entirety.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.     Termination of the Agreement. Effective as of the date hereof, the Rights Agreement shall be terminated in its entirety and shall be of no further force or effect.

2.     Mutual and General Release. The Parties, for themselves and their respective successors, predecessors, assignees, affiliates, subsidiaries, officers, directors, partners, employees, attorneys, consultants, representatives, agents and entities they control (collectively, their “Respective Entities”), hereby mutually and generally release and discharge each other and each other’s Respective Entities from any and all suits, debts, charges, obligations, liabilities, causes of action and claims, whether at law or in equity, of any kind or nature whatsoever, known or unknown, which the Parties and their Respective Entities ever had, now have or hereafter can, shall or may have against the other, for, upon, or by reason of any matter, cause or thing arising, accruing or relating to the Rights Agreement (collectively, the “Released Matters”). This is intended to be the broadest mutual and general release possible to give under law.

3.     Covenant Not to Sue. The Parties hereto represent and warrant that they will not hereafter institute or pursue, or permit to be filed by any other person or entity on their behalf, any claim, charge or action before any legislative or judicial body against any Party to this Agreement or against any person bound by this Agreement on account of any Released Matter that occurred or failed to occur up to and including the date of this Agreement. The Parties hereto represent and warrant that they have not assigned any rights or claims under the Rights Agreement.

4.     No Admissions. By entering into this Agreement, including the release and covenant not to sue, none of the Parties admits to any wrongdoing or liability of any kind or character.

5.     Counsel. Each Party acknowledges that the Party has carefully reviewed and understands the terms of this Agreement and in connection herewith has had sufficient and adequate opportunity to consult with legal counsel.

6.     Entire Agreement. This Agreement constitutes the entire agreement and understanding of the Parties, and supersedes all prior oral and written agreements or understandings between the Parties, regarding the subject matter hereof. The provisions of this Agreement are severable, and if any part of it is found to be unenforceable, the other paragraphs shall remain fully valid and enforceable.

7.     Governing Law. This Agreement shall be construed by and enforced in accordance with the internal laws of the State of New York without giving effect to the choice of law rules thereof.

8.     Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all Parties, notwithstanding that all Parties are not signatories to the same counterpart.

IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the Parties as of the day first above written.

TEJAS INCORPORATED

By:
Name:
Title:	Authorized Signatory

WINCHESTER DEVELOPMENT LLC

By:
Name:	Jared E.Abbruzzese, Sr.
Title:	Authorized Signatory

WAYNE BARR, JR.

SHAWN O’DONNELL

PATRICK DOYLE

JOHN P. BADE

EXHIBIT D

FORM OF TERMINATION AND RELEASE AGREEMENT RELATING TO NON-COMPETE AGREEMENT

THIS TERMINATION AND RELEASE AGREEMENT (this "Agreement") is made and executed this 1st day of October, 2006 between Tejas Incorporated, a Delaware corporation, and [           ], an individual residing at [           ] (the “Employee”).

W I T NE S S E T H:

WHEREAS, the Parties executed a Non-Compete Agreement, dated July 1, 2005 (the "Non-Compete") a copy of which is attached hereto as Exhibit A; and

WHEREAS, the terms and provisions of the Non-Compete notwithstanding, the Parties desire to terminate the Non Compete in its entirety.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.     Termination of the Agreement. Effective as of the date hereof, the Non-Compete shall be terminated in its entirety and shall be of no further force or effect.

2.     Mutual and General Release. The Parties, for themselves and their respective successors, predecessors, assignees, affiliates, subsidiaries, officers, directors, partners, employees, attorneys, consultants, representatives, agents and entities they control (collectively, their “Respective Entities”), hereby mutually and generally release and discharge each other and each other’s Respective Entities from any and all suits, debts, charges, obligations, liabilities, causes of action and claims, whether at law or in equity, of any kind or nature whatsoever, known or unknown, which the Parties and their Respective Entities ever had, now have or hereafter can, shall or may have against the other, for, upon, or by reason of any matter, cause or thing arising, accruing or relating to the Non-Compete (collectively, the “Released Matters”).

3.     Covenant Not to Sue. The Parties hereto represent and warrant that they will not hereafter institute or pursue, or permit to be filed by any other person or entity on their behalf, any claim, charge or action before any legislative or judicial body against any Party to this Agreement or against any person bound by this Agreement on account of any Released Matter that occurred or failed to occur up to and including the date of this Agreement. The Parties hereto represent and warrant that they have not assigned any rights or claims under the Non Compete.

4.     No Admissions. By entering into this Agreement, including the release and covenant not to sue, none of the Parties admits to any wrongdoing or liability of any kind or character.

5.     Counsel. Each Party acknowledges that the Party has carefully reviewed and understands the terms of this Agreement and in connection herewith has had sufficient and adequate opportunity to consult with legal counsel.

6.     Entire Agreement. This Agreement constitutes the entire agreement and understanding of the Parties, and supersedes all prior oral and written agreements or understandings between the Parties, regarding the subject matter hereof. The provisions of this Agreement are severable, and if any part of it is found to be unenforceable, the other paragraphs shall remain fully valid and enforceable.

7.     Governing Law. This Agreement shall be construed by and enforced in accordance with the internal laws of the State of New York without giving effect to the choice of law rules thereof.

8.     Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all Parties, notwithstanding that all Parties are not signatories to the same counterpart.

IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the Parties as of the day first above written.

By:
Name:

TEJAS INCORPORATED:

By:
Name:
Title:	Authorized Signatory

EXHIBIT E

FORM OF TERMINATION AND RELEASE AGREEMENT RELATING TO EMPLOYMENT AND CONFIDENTIALITY AGREEMENT

THIS TERMINATION AND RELEASE AGREEMENT (this "Agreement") is made and executed this 1st day of October, 2006 by and between [               ] (“Executive”) and Tejas Incorporated (the “Company”) and its subsidiary, Capital & Technology Advisors, Inc. (each a “Party” and, collectively, the “Parties”).

W I T NE S S E T H:

WHEREAS, the Parties executed an Employment and Confidentiality Agreement, dated July 1, 2005 (the "Employment Agreement") a copy of which is attached hereto as Exhibit A; and

WHEREAS, the terms and provisions of the Employment Agreement notwithstanding, the Parties desire to terminate the Employment Agreement in its entirety.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.     Termination of the Agreement. Effective as of the date hereof, the Employment Agreement and any other employment, change in control or severance agreement, arrangement or understanding and any other agreement (including agreements, arrangements or understandings with respect to benefits and compensation) between the Company and the Executive shall be terminated in its entirety and shall be of no further force or effect.

2.     Release by Executive. The Executive hereby generally releases and discharges the Company, its successors, predecessors, assignees, affiliates, subsidiaries, officers, directors, partners, employees, attorneys, consultants, representatives, agents and entities it controls (the “Company Entities”) from any and all suits, debts, charges, obligations, liabilities, causes of action and claims, whether at law or in equity, of any kind or nature whatsoever, known or unknown, which the Executive ever had, now have or hereafter can, shall or may have against the Company and the Company Entities, for, upon, or by reason of any matter, cause or thing arising, accruing or relating to the Employment Agreement or the Executive’s employment with or separation from the Company (collectively, the “Executive Released Matters”). It is understood that this release includes, but is not limited to, all claims which were or could have been asserted during the negotiations over this Agreement, any claims for wages, back or front pay, damages, bonus, stock, stock options, costs, expenses, attorneys' fees, employee benefits, remedies of any other type, breach of contract or duty, fraud, misrepresentation, defamation, tort, and any claims under any federal, state, local or other governmental statute or ordinance, including, without limitation, Title VII of the Civil Rights Act of 1964, 42 USC §2000e et seq., the Age Discrimination in Employment Act, 29 USC §621, the Rehabilitation Act of 1973, the Civil Rights Act of 1866, 42 USC §1981, the Americans with Disabilities Act, 42 USC §12101e et seq., the Employee Retirement Income Security Act of 1974, the Civil Rights Act of 1991, the Older Workers Benefit Protection Act of 1990, the Occupational Safety and Health Act of 1970, the Equal Pay Act, The Family and Medical Leave Act of 1993, the Worker Adjustment and Retraining Notification Act of 1989, the Sarbanes-Oxley Act of 2002 and claims under any other federal, state, or local statute or regulation regarding employment, discrimination in employment, termination of employment, equal opportunity, wage and hour, whistleblowing and the common law of any state. The Executive understands that he is releasing, among other claims, claims for age, race, sex, religion, national origin, disability and any other form of employment discrimination, as well as any bonus related claims. This is intended to be the broadest general release possible to give under law.

3.     Release by Company. The Company, for itself and the Company Entities hereby releases and discharges the Executive from any and all known suits, debts, charges, obligations, liabilities, causes of action and claims, whether at law or in equity, of any kind or nature whatsoever, whether known or unknown, which the Company and the Company Entities ever had or now have against the Employee, for, upon, or by reason of any matter, cause or thing arising, accruing or relating to the Employment Agreement or the Executive’s employment with or separation from the Company (collectively, the “Company Released Matters); provided, however, that this release does not include any and all suits, debts, charges, obligations, liabilities, causes of action and claims, whether at law or in equity, of any kind or nature whatsoever, which the Company and the Company Entities were not aware of on the date hereof and which involve Executive’s commission of an act of embezzlement or fraud or which constitute a felony or crime involving moral turpitude or which constitutes a willful violation of the Securities Act of 1933, the Securities Exchange Act of 1934 or the rules or regulations promulgated thereunder, in each case in connection with Executive’s employment by the Company or the Company Entities.

4.     Covenant Not to Sue by the Executive. The Executive represents and warrants that he will not hereafter institute or pursue, or permit to be filed by any other person or entity on their behalf, any claim, charge or action before any legislative or judicial body against the Company and/or the Company Entities or against any person bound by this Agreement on account of any Executive Released Matter that occurred or failed to occur up to and including the date of this Agreement. The Executives hereto represents and warrants that he has not assigned any rights or claims under the Employment Agreement.

5.     Covenant Not to Sue by the Company and the Company Entities. The Company represents and warrants that it will not hereafter institute or pursue, or permit to be filed by any other person or entity on their behalf, any claim, charge or action before any legislative or judicial body against the Executive or against any person bound by this Agreement on account of any Company Released Matter that occurred or failed to occur up to and including the date of this Agreement. The Company represents and warrants that it has not assigned any rights or claims under the Employment Agreement.

4.     No Admissions. By entering into this Agreement, including the release and covenant not to sue, none of the Parties admits to any wrongdoing or liability of any kind or character.

5.     Counsel. Each Party acknowledges that the Party has carefully reviewed and understands the terms of this Agreement and in connection herewith has had sufficient and adequate opportunity to consult with legal counsel.

6.     Entire Agreement. This Agreement constitutes the entire agreement and understanding of the Parties, and supersedes all prior oral and written agreements or understandings between the Parties, regarding the subject matter hereof. The provisions of this Agreement are severable, and if any part of it is found to be unenforceable, the other paragraphs shall remain fully valid and enforceable.

7.     Governing Law. This Agreement shall be construed by and enforced in accordance with the internal laws of the State of New York without giving effect to the choice of law rules thereof.

8.     Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all Parties, notwithstanding that all Parties are not signatories to the same counterpart.

IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the Parties as of the day first above written.

TEJAS INCORPORATED

By:
Printed Name:
Its:

CAPITAL & TECHNOLOGY ADVISORS, INC.

By:
Printed Name:
Its:

EXECUTIVE:

By:
Printed Name:

EXHIBIT F

FORM OF SPOUSAL CONSENT

I, [____________________], spouse of [______________], acknowledge that I have read the Purchase Agreement, dated as of October 1, 2006 (the “Agreement”), among Tejas Incorporated, a Delaware corporation (“Tejas”), Capital & Technology Advisors, Inc. (the “Company”) and certain other parties, to which this Consent is attached as Exhibit F, and that I know the contents of the Agreement. I am aware that the Agreement contains provisions regarding the transfer of common stock of Tejas (the “Tejas Common Stock”) which my spouse may own including any interest I might have therein.

I hereby agree that my interest, if any, in any Tejas Common Stock subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in such Tejas Common Stock shall be similarly bound by the Agreement.

I am aware that the legal, financial and related matters contained in the Agreement are complex and that I am free to seek independent professional guidance or counsel with respect to this Consent. I have either sought such guidance or counsel or determined after reviewing the Agreement carefully that I will waive such right.

Dated as of the 1st day of October, 2006.

Signature

Print Name

F-1

EXHIBIT G

FORM OF RELEASE RELATING TO STOCK OPTIONS

I, [___________________, acknowledge that Tejas Incorporated, a Delaware corporation (the “Company”), intends to cancel all of the stock options that I hold in the Company (the “Stock Options”).

I hereby release the Company and its successors, predecessors, assignees, affiliates, subsidiaries, officers, directors, partners, employees, attorneys, consultants, representatives, agents and entities they control from any and all suits, debts, charges, obligations, liabilities, causes of action and claims, whether at law or in equity, of any kind or nature whatsoever, known or unknown, which I now have or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing arising, accruing or relating to the cancellation of the Stock Options.

I am aware that I am free to seek independent professional guidance or counsel with respect to this Consent.

Dated as of the 1st day of October, 2006.

Signature

Print Name

G-1

EXHIBIT H

FORM OF RELEASE FOR STOCKHOLDERS WHO SERVED AS OFFICERS AND DIRECTORS OF TEJAS OR C&TA

THIS RELEASE (this "Release") is made and executed this 1st day of October, 2006 by and between [               ] (“Stockholder”) and Tejas Incorporated (the “Tejas”) and its subsidiary, Capital & Technology Advisors, Inc (“C&TA”). For purposes of this Release, reference made to “the Company” are to Tejas and C&TA.

W I T NE S S E T H:

WHEREAS, the Stockholder served as an officer and/or director of the Company; and

WHEREAS, the Stockholder seeks to resign from his position as director and/or officer of Tejas and any of its subsidiaries except for C&TA.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Stockholder and the Company, intending to be legally bound, hereby agree as follows:

1.     Resignations from Positions. Effective as of the date hereof, the Stockholder hereby resigns from any and all his positions with Tejas and any of its subsidiaries except for C&TA.

2.     Release by Individual. The Stockholder hereby generally releases and discharges the Company, its successors, predecessors, assignees, affiliates, subsidiaries, officers, directors, partners, employees, attorneys, consultants, representatives, agents and entities it controls (the “Company Entities”) from any and all suits, debts, charges, obligations, liabilities, causes of action and claims, whether at law or in equity, of any kind or nature whatsoever, known or unknown, which the Stockholder ever had, now have or hereafter can, shall or may have against the Company and the Company Entities, for, upon, or by reason of any matter, cause or thing arising, accruing or relating to the Stockholder’s service as director and/or officer of the Company (collectively, the “Stockholder Released Matters”). It is understood that this release includes, but is not limited to, all claims which were or could have been asserted during the negotiations over this Release, any claims for wages, back or front pay, damages, bonus, stock, stock options, costs, expenses, attorneys' fees, employee benefits, remedies of any other type, breach of contract or duty, fraud, misrepresentation, defamation, tort, and any claims under any federal, state, local or other governmental statute or ordinance, including, without limitation, Title VII of the Civil Rights Act of 1964, 42 USC §2000e et seq., the Age Discrimination in Employment Act, 29 USC §621, the Rehabilitation Act of 1973, the Civil Rights Act of 1866, 42 USC §1981, the Americans with Disabilities Act, 42 USC §12101e et seq., the Employee Retirement Income Security Act of 1974, the Civil Rights Act of 1991, the Older Workers Benefit Protection Act of 1990, the Occupational Safety and Health Act of 1970, the Equal Pay Act, The Family and Medical Leave Act of 1993, the Worker Adjustment and Retraining Notification Act of 1989, the Sarbanes-Oxley Act of 2002 and claims under any other federal, state, or local statute or regulation regarding employment, discrimination in employment, termination of employment, equal opportunity, wage and hour, whistleblowing and the common law of any state. The Stockholder understands that he is releasing, among other claims, claims for age, race, sex, religion, national origin, disability and any other form of employment discrimination, as well as any bonus related claims. This is intended to be the broadest general release possible to give under law.

3.     Release by Company. The Company, for itself and the Company Entities hereby releases and discharges the Stockholder from any and all known suits, debts, charges, obligations, liabilities, causes of action and claims, whether at law or in equity, of any kind or nature whatsoever, whether known or unknown which the Company and the Company Entities ever had or now have against the Stockholder, for, upon, or by reason of any matter, cause or thing arising, accruing or relating to the Stockholder’s service as director and/or officer of the Company (collectively, the “Company Released Matters); provided, however, that this release does not include any and all suits, debts, charges, obligations, liabilities, causes of action and claims, whether at law or in equity, of any kind or nature whatsoever, which the Company and the Company Entities were not aware of on the date hereof and which involve Stockholder’s commission of an act of embezzlement or fraud or which constitute a felony or crime involving moral turpitude or which constitutes a willful violation of the Securities Act of 1933, the Securities Exchange Act of 1934 or the rules or regulations promulgated thereunder, in each case in connection with Stockholder’s service as a director or officer of the Company or the Company Entities.

4.    Covenant Not to Sue by the Stockholder. The Stockholder represents and warrants that he will not hereafter institute or pursue, or permit to be filed by any other person or entity on their behalf, any claim, charge or action before any legislative or judicial body against the Company and/or the Company Entities or against any person bound by this Release on account of any Stockholder Released Matter that occurred or failed to occur up to and including the date of this Release.

5.     Covenant Not to Sue by the Company. The Company represents and warrants that it will not hereafter institute or pursue, or permit to be filed by any other person or entity on their behalf, any claim, charge or action before any legislative or judicial body against the Stockholder or against any person bound by this Release on account of any Company Released Matter that occurred or failed to occur up to and including the date of this Release.

4.     No Admissions. By entering into this Release, including the release and covenant not to sue, none of the parties admits to any wrongdoing or liability of any kind or character.

5.     Counsel. Each party acknowledges that the party has carefully reviewed and understands the terms of this Release and in connection herewith has had sufficient and adequate opportunity to consult with legal counsel.

6.     Entire Agreement. This Release constitutes the entire agreement and understanding of the parties, and supersedes all prior oral and written agreements or understandings between the parties, regarding the subject matter hereof. The provisions of this Release are severable, and if any part of it is found to be unenforceable, the other paragraphs shall remain fully valid and enforceable.

7.     Governing Law. This Release shall be construed by and enforced in accordance with the internal laws of the State of New York without giving effect to the choice of law rules thereof.

8.     Counterparts. This Release may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

IN WITNESS WHEREOF, this Release has been signed by or on behalf of each of the parties as of the day first above written.

TEJAS INCORPORATED

By:
Printed Name:
Its:

CAPITAL & TECHNOLOGY ADVISORS, INC.

By:
Printed Name:
Its:

STOCKHOLDER:

By:
Printed Name:

EXHIBIT I

FORM OF RELEASE FOR TEJAS AFFILIATES WHO SERVED AS OFFICERS AND DIRECTORS OF C&TA

THIS RELEASE (this "Release") is made and executed this 1st day of October, 2006 by and between [               ] (“Tejas Affiliate”) and Capital & Technology Advisors, Inc (the “Company”).

W I T NE S S E T H:

WHEREAS, the Tejas Affiliate served as an officer and/or director of the Company; and

WHEREAS, the Tejas Affiliate seeks to resign from his position as director and/or officer of the Company.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Tejas Affiliate and the Company, intending to be legally bound, hereby agree as follows:

1.     Resignations from Positions. Effective as of the date hereof, the Tejas Affiliate hereby resigns from any and all positions with the Company.

2.     Release by Individual. The Tejas Affiliate hereby generally releases and discharges the Company, its successors, predecessors, assignees, affiliates, subsidiaries, officers, directors, partners, employees, attorneys, consultants, representatives, agents and entities it controls (the “Company Entities”) from any and all suits, debts, charges, obligations, liabilities, causes of action and claims, whether at law or in equity, of any kind or nature whatsoever, known or unknown, which the Tejas Affiliate ever had, now have or hereafter can, shall or may have against the Company and the Company Entities, for, upon, or by reason of any matter, cause or thing arising, accruing or relating to the Tejas Affiliate’s service as director and/or officer of the Company (collectively, the “Tejas Affiliate Released Matters”). It is understood that this release includes, but is not limited to, all claims which were or could have been asserted during the negotiations over this Release, any claims for wages, back or front pay, damages, bonus, stock, stock options, costs, expenses, attorneys' fees, employee benefits, remedies of any other type, breach of contract or duty, fraud, misrepresentation, defamation, tort, and any claims under any federal, state, local or other governmental statute or ordinance, including, without limitation, Title VII of the Civil Rights Act of 1964, 42 USC §2000e et seq., the Age Discrimination in Employment Act, 29 USC §621, the Rehabilitation Act of 1973, the Civil Rights Act of 1866, 42 USC §1981, the Americans with Disabilities Act, 42 USC §12101e et seq., the Employee Retirement Income Security Act of 1974, the Civil Rights Act of 1991, the Older Workers Benefit Protection Act of 1990, the Occupational Safety and Health Act of 1970, the Equal Pay Act, The Family and Medical Leave Act of 1993, the Worker Adjustment and Retraining Notification Act of 1989, the Sarbanes-Oxley Act of 2002 and claims under any other federal, state, or local statute or regulation regarding employment, discrimination in employment, termination of employment, equal opportunity, wage and hour, whistleblowing and the common law of any state. The Tejas Affiliate understands that he is releasing, among other claims, claims for age, race, sex, religion, national origin, disability and any other form of employment discrimination, as well as any bonus related claims. This is intended to be the broadest general release possible to give under law.

3.     Release by Company. The Company hereby releases and discharges the Tejas Affiliate from any and all known suits, debts, charges, obligations, liabilities, causes of action and claims, whether at law or in equity, of any kind or nature whatsoever, whether known or unknown, which the Company ever had or now have against the Tejas Affiliate, for, upon, or by reason of any matter, cause or thing arising, accruing or relating to the Tejas Affiliate’s service as director and/or officer of the Company (collectively, the “Company Released Matters); provided, however, this release does not include any and all suits, debts, charges, obligations, liabilities, causes of action and claims, whether at law or in equity, of any kind or nature whatsoever, which the Company were not aware of on the date hereof and which involve the Tejas Affiliate’s commission of an act of embezzlement or fraud or which constitute a felony or crime involving moral turpitude or which constitutes a willful violation of the Securities Act of 1933, the Securities Exchange Act of 1934 or the rules or regulations promulgated thereunder, in each case in connection with the Tejas Affiliate’s service as a director or officer of the Company or the Company Entities.

4.    Covenant Not to Sue by the Tejas Affiliate. The Tejas Affiliate represents and warrants that he will not hereafter institute or pursue, or permit to be filed by any other person or entity on their behalf, any claim, charge or action before any legislative or judicial body against the Company or against any person bound by this Release on account of any Tejas Affiliate Released Matter that occurred or failed to occur up to and including the date of this Release.

5.    Covenant Not to Sue by the Company. The Company represents and warrants that it will not hereafter institute or pursue, or permit to be filed by any other person or entity on their behalf, any claim, charge or action before any legislative or judicial body against the Tejas Affiliate or against any person bound by this Release on account of any Company Released Matter that occurred or failed to occur up to and including the date of this Release.

4.     No Admissions. By entering into this Release, including the release and covenant not to sue, none of the parties admits to any wrongdoing or liability of any kind or character.

5.     Counsel. Each party acknowledges that the party has carefully reviewed and understands the terms of this Release and in connection herewith has had sufficient and adequate opportunity to consult with legal counsel.

6.     Entire Agreement. This Release constitutes the entire agreement and understanding of the parties, and supersedes all prior oral and written agreements or understandings between the parties, regarding the subject matter hereof. The provisions of this Release are severable, and if any part of it is found to be unenforceable, the other paragraphs shall remain fully valid and enforceable.

7.     Governing Law. This Release shall be construed by and enforced in accordance with the internal laws of the State of New York without giving effect to the choice of law rules thereof.

8.     Counterparts. This Release may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

IN WITNESS WHEREOF, this Release has been signed by or on behalf of each of the parties as of the day first above written.

[TEJAS AFFILIATE]

By:
Printed Name:
Its:

CAPITAL & TECHNOLOGY ADVISORS, INC.

By:
Printed Name:
Its:

EXHIBIT J

FORM OF EMPLOYEE LETTER

[Employee Name]
[Employee Address]

Tejas Incorporated
2700 Via Fortuna, Suite 400
Austin, TX 78746
Attention: Kurt J. Rechner
Fax: 512-306-1528

Gentlemen:

I, ____________________, confirm that I am an employee of Capital & Technology Advisors, Inc. (the “Company”). I am aware of the specific policies and procedures listed on Schedule 1 hereto which have been applicable to the employees of the Company since the merger of Tejas Acquisition Corp. with and into the Company (the “Merger”).

I confirm that I have been in compliance with all such policies and procedures. I am not aware of any non-compliance with such policies and procedures by any other employee of the Company.

Dated as of the 1st day of October.

Signature

Print Name

J-1

SCHEDULE 1

1.	Code of Business Conduct and Ethics of Tejas, Inc.

2.	Tejas Incorporated, its Affiliates and Subsidiaries Policy and Operation Manual

3.	Drug and Alcohol Acknowledgement and Consent

4.	Procedures Governing Transactions in Company Securities

5.	Statement of Policy and Procedures Regarding Insider Trading

J-2